UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-01530
Name of Registrant:	Vanguard Explorer Fund
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482
Name and address of agent for service:	Anne E. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482
Registrant’s telephone number, including area code: (610) 669-1000
Date of fiscal year end: October 31
Date of reporting period: November 1, 2015 – October 31, 2016
Item 1: Reports to Shareholders

0448435, v0.16

Annual Report | October 31, 2016

Vanguard Explorer™ Fund

A new format, unwavering commitment

As you begin reading this report, you’ll notice that we’ve made some improvements to the opening sections—based on feedback from you, our clients.

Page 1 starts with a new ”Your Fund’s Performance at a Glance,” a concise, handy summary of how your fund performed during the period.

In the renamed ”Chairman’s Perspective,” Bill McNabb will focus on enduring principles and investment insights.

We’ve modified some tables, and eliminated some redundancy, but we haven’t removed any information.

At Vanguard, we’re always looking for better ways to communicate and to help you make sound investment decisions. Thank you for entrusting your assets to us.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	3
Advisors’ Report.	7
Fund Profile.	14
Performance Summary.	16
Financial Statements.	18
Your Fund’s After-Tax Returns.	34
About Your Fund’s Expenses.	35
Glossary.	37

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: No matter what language you speak, Vanguard has one consistent message and set of principles. Our primary focus is on you, our clients. We conduct our business with integrity as a faithful steward of your assets. This message is shown translated into seven languages, reflecting our expanding global presence.

Your Fund’s Performance at a Glance

• Vanguard Explorer Fund returned more than 2% for the 12 months ended October 31,
2016. The fund outpaced its benchmark, the Russell 2500 Growth Index, and the average return of its small-capitalization growth fund peers.

• Value stocks surpassed their growth counterparts, while large- and small-cap stocks outpaced mid-caps.

• Each of the Explorer Fund’s seven advisors employs a growth-oriented strategy and manages its piece of the portfolio with a long-term focus.

• For the period under review, the advisors’ stock holdings added to performance relative to the benchmark.

• Information technology and industrials contributed most to the fund’s overall results, while financials and energy detracted from performance.

• Over the ten years ended October 31, the Explorer Fund produced an average annual return of more than 6%. The result lagged that of the fund’s benchmark, which bears no expenses, but exceeded the average return of its peers.

Total Returns: Fiscal Year Ended October 31, 2016
Total
Returns
Vanguard Explorer Fund
Investor Shares	2.47%
Admiral™ Shares	2.60
Russell 2500 Growth Index	0.00
Small-Cap Growth Funds Average	-0.40
Small-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Total Returns: Ten Years Ended October 31, 2016
Average
Annual Return
Explorer Fund Investor Shares	6.53%
Russell 2500 Growth Index	7.72
Small-Cap Growth Funds Average	5.76
Small-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Explorer Fund	0.49%	0.35%	1.36%

The fund expense ratios shown are from the prospectus dated February 25, 2016, and represent estimated costs for the current fiscal year.
For the fiscal year ended October 31, 2016, the fund’s expense ratios were 0.45% for Investor Shares and 0.33% for Admiral Shares. The
peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end
2015.

Peer group: Small-Cap Growth Funds.

Chairman’s Perspective

Bill McNabb
Chairman and Chief Executive Officer

Dear Shareholder,

Over the three years ended August 31, 2016, investors poured more than $1 trillion into index funds. Indexing now accounts for nearly a third of all mutual fund assets—more than double what it did a decade ago and eight times its share two decades ago.1

By contrast, active management’s commercial struggles have reflected its disappointing investment performance. Over the decade ended December 31, 2015, 82% of actively managed stock funds and 81% of active bond funds have either underperformed their benchmarks or shut down.

This subpar performance has fueled the explosion of asset growth in indexing among individual, retirement, and nonprofit investors. So what might the trend mean for the future of actively managed funds?

Our research and experience indicate that active management can survive—and even succeed—but only if it’s offered at much lower expense.

High costs, which limit a manager’s ability to deliver benchmark-beating returns to clients, are the biggest reason why active has lagged. Industrywide as of December 31, 2015, the average expense ratio for all active stock funds is 1.14%, compared with 0.76% for stock index

1 Sources: Wall Street Journal; Morningstar, Inc.; and Investment Company Institute, 2016.

funds. And the expense advantage is even wider for bonds; the average expense ratio for an active bond fund is 0.93%, compared with 0.43% for bond index funds.

But even these big differences understate the real gap. These days, it’s not hard to find an index fund that charges maybe 0.05% or 0.10%. So even if you have identified active managers who are skilled at selecting stocks and bonds, to match the return of a comparable (much cheaper) index fund would require significant outperformance. Think about it. Any fund that charges 1.00% in expenses—not even the high end of the range—will find it extraordinarily difficult to overcome the index fund’s head start.

Active management also has taken a hit from a regulatory environment that has been favorable to low-cost strategies. The U.S. Department of Labor several years ago mandated greater disclosure of retirement plan fees. And its new fiduciary rule, which is set to take effect in April, requires financial advisors to demonstrate that their recommendations are aligned with their clients’ best interest. Both changes encourage the use of lower-cost investments, including index funds.

The future of active management

In light of all this, people have been asking me whether active management is “dead.” My response is both yes and no. High-cost active management is dead, and rightly so. It has never been a winning proposition

Market Barometer
		Average Annual Total Returns
		Periods Ended October 31, 2016
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	4.26%	8.48%	13.51%
Russell 2000 Index (Small-caps)	4.11	4.12	11.51
Russell 3000 Index (Broad U.S. market)	4.24	8.13	13.35
FTSE All-World ex US Index (International)	0.64	-0.94	4.09

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	4.37%	3.48%	2.90%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	4.06	4.89	4.34
Citigroup Three-Month U.S. Treasury Bill Index	0.22	0.07	0.07

CPI
Consumer Price Index	1.64%	1.15%	1.32%

for investors. Low-cost active funds, though, can potentially play an important role for investors who seek to outperform the market.

Paying less for your funds is the only sure-fire way to improve your odds of achieving success in active management. But even if you have found an active manager with low costs, the odds of outperforming the market are still long. You have to be able to identify talented stock and bond portfolio managers with long time horizons and clear investment strategies. Look for managers with consistent track records and the discipline to stick closely to their investment strategy.

Know what you own and why

Despite the well-deserved reputation of indexing and the challenges for active managers, there’s still a place for traditional active strategies that are low-cost, diversified, and highly disciplined, and are run by talented managers who focus on the long term.

Vanguard has always applied these principles to our active strategies, and investors have benefited as a majority of our active funds outperformed their benchmarks and bested their peers’ average annual return over the ten years ended September 30, 2016.

Worried about the election’s impact on your portfolio?

The 2016 presidential election season was one of the most intense and unpredictable in U.S. history. In its aftermath, investors may be left with lingering questions about what the outcome will mean for their portfolios. The answer, based on Vanguard research into decades of historical data, is that presidential elections typically have no long-term effect on market performance.

These findings hold true regardless of the market’s initial reaction. Whether there’s a swoon or bounce immediately after an election, investors shouldn’t extrapolate that performance to the long term.

As you can see in the accompanying chart, data going back to 1853 show that stock market returns are virtually identical no matter which party controls the White House. Although headlines out of Washington at any given time may still cause concern, investors shouldn’t overreact to short-term events. Instead, it’s best to maintain a balanced and diversified portfolio and stay focused on your long-term goals.

Average annual stock market returns based on party control of the White House (1853–2015)

Sources: Global Financial Data, 1853–1926; Morningstar, Inc., and Ibbotson Associates thereafter through 2015.

But it’s crucial for investors to be patient. Even active managers with the best track records frequently underperform their benchmarks when their investment styles are out of favor. Such periods, though temporary, can persist. So it’s important when entrusting your assets to an active strategy to be in it for the long haul.

Make sure you know what you’re buying and what the risks are. Active strategies are becoming more complex, so it’s important to clearly understand what the investments in your portfolio are designed to accomplish and why you want to hold them. Otherwise, you run the risk of selecting strategies that don’t fit your needs or objectives.

Keeping these considerations in mind can potentially boost your chances of success in identifying active strategies that may be able to help you reach your goals.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III

Chairman and Chief Executive Officer November 9, 2016

Advisors’ Report

For the 12 months ended October 31, 2016, Vanguard Explorer Fund returned 2.47% for Investor Shares. During the fiscal year, your fund was managed by seven independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct yet complementary investment approaches. It’s not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the amount and percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table that begins on page 12. The advisors have provided the following assessment of the investment environment during the past 12 months and the notable successes and shortfalls in their portfolios. These comments were prepared on November 15, 2016.

Please note that after the end of the period, on December 5, Vanguard announced that Chartwell Investment Partners, LLC, would no longer serve as an advisor to the fund. Assets formerly managed by Chartwell have been allocated to Arrowpoint and Stephens, two of the fund’s current advisors.

Wellington Management Company llp

Portfolio Managers:

Kenneth L. Abrams,

Senior Managing Director and Equity Portfolio Manager

Daniel J. Fitzpatrick, CFA,

Senior Managing Director and Equity Portfolio Manager

For the 12 months ended October 31, 2016, small- and mid-capitalization stocks were flat, returning 0.0%, as measured by the portfolio’s benchmark, the Russell 2500 Growth Index. The utilities, telecommunication services, and materials sectors performed best, while the energy, health care, and real estate sectors were the weakest. (The real estate sector was created September 1 from financial sector holdings. The index returns and attribution analysis for the new sector are for the period September 1 through October 31.)

Our bottom-up stock selections aided relative performance, particularly in financials, health care, and industrials. Our overweight to utilities, the top-performing sector in the index, aided relative performance.

Our position in U.S.-based film company DreamWorks Animation was the portfolio’s top contributor to relative and absolute performance. The firm surprised on profitability early in the period, and results were better across the board for consumer products, television, and new media. More recently, shares jumped after management announced it had agreed to be acquired by Comcast. We eliminated the position on strength.

Those strong selections were partially offset by weak stock selection in materials and telecommunication services. Sector allocation, a result of our bottom-up stock selection process, modestly detracted during the period. Our overweight allocation to the energy sector hurt relative performance, as energy was the benchmark’s biggest laggard during the 12 months.

Solar company SunPower was the portfolio’s top relative and absolute detractor. The stock struggled on concerns that 2017 earnings would decline because of a weaker pipeline, as the renewal of investment tax credits late last year has pushed project demand into future years. The company also suffered from oversupply of Chinese modules as the industry ramped up supply into a disappointing domestic demand market. These excess modules have pressured prices globally.

Granahan Investment Management, Inc.

Portfolio Managers:

Gary C. Hatton, CFA,

Co-Founder and Chief Investment Officer

Jane M. White, Co-Founder,

President, and Chief Executive Officer Jennifer M. Pawloski, Vice President

Appreciation for small, secular growth companies came to life in the second half of the year. Globalization and innovation in technology and health care favor small-capitalization growth companies. As indicated by the 17 buyouts in the portfolio over the past year, these fast-growing companies are viewed as attractive acquisition targets. Strong earnings and low valuations drove this merger and acquisition activity and boosted returns.

Using our LifeCycle diversification tool to capture differing performance drivers, we continue to focus on companies that have differentiated business models and strong secular tailwinds. These are the companies that grow despite the low-growth macroeconomic environment.

Performance was driven by stock selection in technology and health care. Telecommunication stocks led in technology, including Gigamon, which succeeded with its visibility fabric for the security market. In health care, medical equipment companies LDR Holdings (which was bought out) and Bruker drove performance.

Affiliated Managers Group weighed on performance in financial services, as softer-than-expected asset flows surprised investors.

Kalmar Investment Advisers

Portfolio Managers:

Ford B. Draper, Jr., President,

Chief Investment Officer, and Co-Leader of the Investment Team

Dana F. Walker, CFA,

Portfolio Manager and Co-Leader of the Investment Team

The V-shaped recovery in U.S. stocks following the panic-induced sharp declines at the start of 2016 was supported through the third quarter by reassuring economic data and accommodative central banks around the world. Initial fears on the surprising Brexit vote in June turned overnight into a strong market rally, reinforcing the renewed dominance of “risk-on” leadership that boosted the stocks of lower-quality, often unprofitable companies.

Leadership in low-quality stocks continued through September, causing their valuations to appear notably vulnerable compared with more reasonable valuations for the better companies that Kalmar always favors. While the current economic outlook appears to be mildly better than in the spring, other market influences are also at work. We believe that signs of rising inflation, an uptick in interest rates around the globe, and the prospect of a December Federal Reserve rate increase are signaling that peak liquidity is behind us—a very significant change for all markets.

Accordingly, the low-quality equity leadership, which is highly dependent on zero-cost money, was challenged in October. We believe this is a precursor to a long-overdue leadership shift back toward classically sensible investments and investment styles such as those practiced by Kalmar. If so, that should be healthy for stocks longer term.

Despite the weakness in health care stocks, the sector was our largest contributor, as represented by West Pharmaceutical and Medivation. Notable holdings from different sectors were Ulta Salon, Texas Roadhouse, and Trex.

At current market valuations, investors demand near-perfect business delivery. Holdings that fell short include Alliance Data Systems, G-III Apparel, VeriFone Systems, and Stericycle.

Arrowpoint Partners

Portfolio Managers: Chad Meade, Partner Brian Schaub, CFA, Partner

After four years of market strength without a pullback greater than 15%, the Russell 2500 Growth Index finally experienced an extended bout of volatility. From November 25, 2015, through February 11, 2016, the index declined over 20%. The pullback was short-lived, however, and over the subsequent seven months the index rebounded 30%, despite the Brexit shock, mixed economic data, and prospects for an interest rate increase. We continue to believe that volatility creates opportunity.

Information technology was our strongest sector with positive contribution from Shutterstock and Demandware. The consumer discretionary sector was also a key contributor with positive performance from Tumi, which was acquired by Samsonite during the period. Stock selection was responsible for 98% of the strategy’s outperformance during the period.

The financial and energy sectors were negative contributors. Within financials, WisdomTree was a detractor because of high levels of outflows in the fund’s Japanese and European currency-hedged ETFs. RigNet, an energy company, also declined during the period because of reduced offshore drilling activity.

Stephens Investment Management Group, LLC

Portfolio Manager:

Ryan E. Crane, CFA,

Chief Investment Officer

The first half of the 12-month period under review saw much higher volatility in equity markets as interest rates and crude oil prices fell sharply. After the lows of February, the market steadily climbed higher along with rates and oil prices. Many of the style-based challenges we had faced in prior periods abated.

Merger and acquisition activity fueled some of our gains across a variety of sectors. We were well positioned for the rebound in energy. Our health care-related holdings were a source of strength as well. In particular, our disciplined approach to biotechnology stocks yielded great success on both relative and absolute terms.

Consumer staples and industrials were the only areas that underperformed. In both cases, it was more a result of stock-specific issues than of broader exposures across the sectors. While we eliminated our holdings in the companies that violated our investment thesis, we used the volatility to add to select positions.

Vanguard Quantitative Equity Group

Portfolio Managers:

Michael R. Roach, CFA

James P. Stetler, Principal

Binbin Guo, Principal,

Head of Equity Research and Portfolio Strategies

For the fiscal year, our stock selection models were robust in identifying the outperformers within each industry group. Our growth, management decisions, quality, and valuation models contributed positively to the return, whereas our sentiment model was slightly negative.

Our stock selection results overall were positive across sector groups, driven by beneficial positions in information technology, health care, and materials. In technology, Advanced Micro Devices, Wix.com, and Gigamon contributed significantly to our relative results. Within health care, Affymetrix and PRA Health Sciences were strong performance drivers. For materials, overweight positions in Koppers Holdings, Trinseo, and Ryerson proved valuable, contributing positive returns to the portfolio.

Our weakest stock selections for the year stemmed from the energy and consumer discretionary sectors. In energy, Teekay and CVR Energy disappointed. Within consumer discretionary, underweights in Domino’s Pizza, Ulta Salon, and Jarden proved costly as the companies performed better than expected.

Chartwell Investment Partners, LLC

Portfolio Manager:

John A. Heffern, Managing Partner

and Senior Portfolio Manager

The last 12 months delivered modestly positive performance from equity markets. The state of the global economy, terrorist activity, geopolitical concerns, the U.K. Brexit decision, Federal Reserve policy, and the U.S. presidential election pressured sentiment. Gradual easing of these concerns, accommodative monetary policy, and a rebound in oil prices later benefited sentiment and drove returns into positive territory for the year.

Cardtronics, an operator of automated teller machines in North America and Europe, continues to post solid results and announced an accretive acquisition. WageWorks, an administrator of consumer-directed benefits like health savings accounts and flexible spending accounts, has experienced accelerating organic growth as adoption of these benefits increases.

MDC Partners, an advertising company, experienced weakening demand. MGIC Investment, a provider of private mortgage insurance, saw slower credit improvements.

Vanguard Explorer Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Wellington Management	33	3,588	Conducts research and analysis of individual
Company LLP			companies to select stocks believed to have
			exceptional growth potential relative to their market
			valuations. Each stock is considered individually before
			purchase, and company developments are continually
			monitored for comparison with expectations for
			growth.
Granahan Investment	13	1,437	Bases its investment process on the beliefs that
Management, Inc.			earnings drive stock prices and that small, dynamic
			companies with exceptional growth prospects have the
			greatest long-term potential. A bottom-up, fundamental
			approach places companies in one of three life-cycle
			categories: pioneer, core growth, and special situation.
			In each, the process looks for companies with strong
			earnings growth potential and leadership in their
			markets.
Kalmar Investment Advisers	13	1,383	Employs a “growth with value” strategy using creative,
			bottom-up research to uncover vigorously growing,
			high-quality businesses whose stocks can also be
			bought inefficiently valued. The strategy has a dual
			objective of strong returns with lower risk.
Arrowpoint Partners	11	1,170	The firm uses in-depth fundamental research to
			uncover companies that, in its opinion, can control their
			own economic destiny. It starts by identifying
			businesses with strong competitive advantages in
			industries with high barriers to entry, then narrows the
			focus to companies with large potential markets and
			high-quality business models focused on the future.
			Finally, considerations are made for potential downside
			risk, resulting in a diversified portfolio of between 75
			and 100 stocks.
Stephens Investment	11	1,166	Employs a disciplined, bottom-up investment selection
Management Group, LLC			process that combines rigorous fundamental analysis
			with quantitative screening to identify companies with
			superior earnings growth potential. The approach
			screens for core growth stocks and for catalyst stocks.
			Core growth stocks have strong growth franchises,
			recurring revenue, and above-average growth rates;
			catalyst stocks are experiencing changes that could
			lead to accelerated earnings growth.
Vanguard Quantitative Equity	10	1,122	Employs a quantitative fundamental management
Group			approach, using models that assess valuation, growth
			prospects, management decisions, market sentiment,
			and earnings and balance-sheet quality of companies
			as compared with their peers.

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Chartwell Investment Partners,	7	744	Uses a bottom-up, fundamental, research-driven
LLC			stock-selection strategy focusing on companies with
			sustainable growth, strong management teams,
			competitive positions, and outstanding product and
			service offerings. These companies should continually
			demonstrate growth in earnings per share.
Cash Investments	2	210	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor also may maintain a modest cash
			position.

Explorer Fund

Fund Profile
As of October 31, 2016

Share-Class Characteristics

	Investor		Admiral
	Shares		Shares
Ticker Symbol	VEXPX		VEXRX
Expense Ratio[1]	0.49%		0.35%
30-Day SEC
Yield	0.54%		0.57%

Portfolio Characteristics
			DJ
			U.S.
		Russell	Total
		2500	Market
		Growth	FA
	Fund	Index	Index
Number of Stocks	713	1,458	3,833
Median Market Cap	$2.8B	$3.6B	$53.5B
Price/Earnings Ratio	29.3x	31.5x	23.1x
Price/Book Ratio	2.8x	4.3x	2.7x
Return on Equity	11.8%	15.2%	16.6%
Earnings Growth
Rate	12.8%	12.4%	8.4%
Dividend Yield	1.0%	1.0%	2.1%
Foreign Holdings	4.2%	0.0%	0.0%
Turnover Rate	66%	—	—
Short-Term
Reserves	2.4%	—	—

Volatility Measures
		DJ
		U.S. Total
	Russell 2500	Market
	Growth Index	FA Index
R-Squared	0.97	0.82
Beta	0.98	1.19

These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Cadence Design
Systems Inc.	Application Software	1.1%
Cardtronics plc	Data Processing &
	Outsourced Services	0.9
Cavium Inc.	Semiconductors	0.7
ABIOMED Inc.	Health Care
	Equipment	0.7
Ultimate Software Group
Inc.	Application Software	0.6
ICON plc	Life Sciences Tools &
	Services	0.6
Aspen Technology Inc.	Application Software	0.6
Genesee & Wyoming
Inc.	Railroads	0.6
Euronet Worldwide Inc.	Data Processing &
	Outsourced Services	0.6
Assured Guaranty Ltd.	Property & Casualty
	Insurance	0.6
Top Ten		7.0%

The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectus dated February 25, 2016, and represent estimated costs for the current fiscal year. For the fiscal year ended October 31, 2016, the expense ratios were 0.45% for Investor Shares and 0.33% for Admiral Shares.

Explorer Fund

Sector Diversification (% of equity exposure)

		Russell	DJ
		2500	U.S. Total
		Growth	Market
	Fund	Index	FA Index
Consumer
Discretionary	15.1%	16.9%	12.6%
Consumer Staples	2.7	4.5	8.9
Energy	3.4	1.1	6.6
Financials	9.7	5.8	13.9
Health Care	19.1	18.6	13.4
Industrials	17.0	18.0	10.5
Information
Technology	25.6	22.1	21.0
Materials	3.8	6.6	3.2
Real Estate	2.3	5.3	4.2
Telecommunication
Services	0.9	0.7	2.3
Utilities	0.4	0.4	3.4

Explorer Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 31, 2006, Through October 31, 2016

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended October 31, 2016
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Explorer Fund*Investor Shares	2.47%	11.00%	6.53%	$18,822
Russell 2500 Growth Index	0.00	11.71	7.72	21,040
Small-Cap Growth Funds Average	-0.40	9.92	5.76	17,512
Dow Jones U.S. Total Stock Market
Float Adjusted Index	4.21	13.29	6.87	19,436

Small-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
Explorer Fund Admiral Shares	2.60%	11.16%	6.70%	$95,656
Russell 2500 Growth Index	0.00	11.71	7.72	105,202
Dow Jones U.S. Total Stock Market Float
Adjusted Index	4.21	13.29	6.87	97,178

See Financial Highlights for dividend and capital gains information.

Explorer Fund

Fiscal-Year Total Returns (%): October 31, 2006, Through October 31, 2016

Average Annual Total Returns: Periods Ended September 30, 2016

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	12/11/1967	13.35%	15.46%	7.54%
Admiral Shares	11/12/2001	13.51	15.63	7.71

Explorer Fund

Financial Statements

Statement of Net Assets—Investments Summary

As of October 31, 2016

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market	Percentage
			Value•	of Net
		Shares	($000)	Assets
Common Stocks
Consumer Discretionary
*	IMAX Corp.	1,657,464	50,138	0.4%
	DSW Inc. Class A	2,292,710	47,620	0.4%
	Bloomin’ Brands Inc.	2,537,561	43,900	0.4%
	Cheesecake Factory Inc.	796,348	42,358	0.4%
*	Tenneco Inc.	765,600	42,162	0.4%
*,1	MarineMax Inc.	1,432,968	28,588	0.3%
	Consumer Discretionary—Other †		1,305,984	12.1%
			1,560,750	14.4%

Consumer Staples †			262,394	2.4%

Energy
	Western Refining Inc.	1,559,280	44,985	0.4%
	Energy—Other †		291,284	2.7%
			336,269	3.1%
Financials
	Assured Guaranty Ltd.	2,208,924	66,025	0.6%
	Nasdaq Inc.	868,537	55,560	0.5%
*	MGIC Investment Corp.	5,253,883	42,872	0.4%
	Assurant Inc.	517,436	41,664	0.4%
*,1	eHealth Inc.	935,401	7,324	0.1%
	Financials—Other †		762,809	7.0%
			976,254	9.0%
Health Care
*	ABIOMED Inc.	679,018	71,290	0.7%
*	ICON plc	871,258	69,945	0.6%
	West Pharmaceutical Services Inc.	751,760	57,156	0.5%
*	Globus Medical Inc.	2,498,393	55,289	0.5%
*	Ligand Pharmaceuticals Inc.	568,305	54,404	0.5%
*	Insulet Corp.	1,444,323	53,613	0.5%

Explorer Fund

			Market	Percentage
			Value•	of Net
		Shares	($000)	Assets
*	Alkermes plc	1,038,942	52,373	0.5%
*	Cepheid	962,833	50,934	0.5%
*	LifePoint Health Inc.	783,721	46,906	0.4%
*	WellCare Health Plans Inc.	407,940	46,305	0.4%
*	athenahealth Inc.	432,936	44,731	0.4%
	Health Care—Other †		1,381,913	12.8%
			1,984,859	18.3%
Industrials
*	Genesee & Wyoming Inc. Class A	976,899	66,371	0.6%
*	Clean Harbors Inc.	1,347,502	63,764	0.6%
	John Bean Technologies Corp.	747,153	59,660	0.5%
*	WageWorks Inc.	931,571	54,916	0.5%
*	Kirby Corp.	930,778	54,869	0.5%
*	Swift Transportation Co.	2,285,651	51,153	0.5%
*	AerCap Holdings NV	1,190,700	48,950	0.5%
*	Middleby Corp.	427,540	47,932	0.4%
*	Teledyne Technologies Inc.	440,143	47,395	0.4%
	Owens Corning	886,000	43,219	0.4%
^	GATX Corp.	957,100	41,892	0.4%
1	H&E Equipment Services Inc.	1,975,569	27,559	0.3%
	Industrials—Other †		1,154,958	10.7%
			1,762,638	16.3%
Information Technology
*	Cadence Design Systems Inc.	4,601,217	117,699	1.1%
*	Cardtronics plc Class A	1,859,403	92,970	0.9%
*	Cavium Inc.	1,311,937	74,059	0.7%
*	Ultimate Software Group Inc.	332,699	70,196	0.7%
*	Aspen Technology Inc.	1,386,820	68,287	0.6%
*	Euronet Worldwide Inc.	832,410	66,218	0.6%
*	Tyler Technologies Inc.	358,517	57,506	0.5%
*	Callidus Software Inc.	2,974,244	54,280	0.5%
*,^	First Solar Inc.	1,174,568	47,558	0.5%
	Power Integrations Inc.	731,155	47,123	0.4%
*	MACOM Technology Solutions Holdings Inc.	1,253,308	46,072	0.4%
*	CoStar Group Inc.	238,743	44,674	0.4%
*	WNS Holdings Ltd. ADR	1,609,518	44,262	0.4%
*	Proofpoint Inc.	538,697	42,223	0.4%
*	Electronics For Imaging Inc.	980,597	41,705	0.4%
*,1	Information Services Group Inc.	2,189,664	8,649	0.1%
	Information Technology—Other †		1,723,950	15.9%
			2,647,431	24.5%
Materials
	Minerals Technologies Inc.	776,444	52,177	0.5%
	RPC Group plc	3,851,370	44,663	0.4%
	Materials—Other †		289,452	2.7%
			386,292	3.6%
Other
^,2	Vanguard Small-Cap ETF	772,596	90,564	0.8%
2	Vanguard Small-Cap Growth ETF	384,700	47,964	0.5%
3	Other—Other †		4,323	0.0%
			142,851	1.3%

Real Estate †			217,482	2.0%

Explorer Fund

				Market	Percentage
				Value•	of Net
			Shares	($000)	Assets
Telecommunication Services
* Vonage Holdings Corp.			8,113,371	55,658	0.5%
Telecommunication Services—Other †				36,609	0.4%
				92,267	0.9%

Utilities †				31,313	0.3%
Total Common Stocks (Cost $9,122,245)				10,400,800	96.1%[4]

	Coupon
Temporary Cash Investments
Money Market Fund
[5,6] Vanguard Market Liquidity Fund	0.718%		5,043,823	504,433	4.7%

			Face
		Maturity	Amount
		Date	($000)
Repurchase Agreement
Deutsche Bank Securities, Inc.
(Dated 10/31/16, Repurchase Value
$40,200,000, collateralized by
Federal National Mortgage Assn.
2.000%–6.500%, 11/25/16–
10/1/46, with a value of
$41,004,000)	0.370%	11/1/16	40,200	40,200	0.4%

U.S. Government and Agency Obligations
7 United States Treasury Bill	0.255%–0.381%	12/29/16–3/9/17	15,400	15,389	0.1%
Total Temporary Cash Investments (Cost $559,999)				560,022	5.2%[4]
Total Investments (Cost $9,682,244)				10,960,822	101.3%
Other Assets and Liabilities
Other Assets				111,819	1.0%
Liabilities[6]				(252,806)	(2.3%)
				(140,987)	(1.3%)
Net Assets				10,819,835	100.0%

Explorer Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers	10,245,741
Affiliated Vanguard Funds	642,961
Other Affiliated Issuers	72,120
Total Investments in Securities	10,960,822
Investment in Vanguard	871
Receivables for Investment Securities Sold	87,019
Receivables for Accrued Income	1,787
Receivables for Capital Shares Issued	19,064
Other Assets	3,078
Total Assets	11,072,641
Liabilities
Payables for Investment Securities Purchased	63,294
Collateral for Securities on Loan	135,803
Payables to Investment Advisor	5,278
Payables for Capital Shares Redeemed	24,276
Payables to Vanguard	21,812
Other Liabilities	2,343
Total Liabilities	252,806
Net Assets	10,819,835

At October 31, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	9,081,807
Undistributed Net Investment Income	17,943
Accumulated Net Realized Gains	442,517
Unrealized Appreciation (Depreciation)
Investment Securities	1,278,578
Futures Contracts	(1,008)
Foreign Currencies	(2)
Net Assets	10,819,835

Explorer Fund

Amount
($000)
Investor Shares—Net Assets
Applicable to 39,612,995 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	3,323,864
Net Asset Value Per Share—Investor Shares	$83.91

Admiral Shares—Net Assets
Applicable to 96,020,672 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	7,495,971
Net Asset Value Per Share—Admiral Shares	$78.07

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $128,594,000.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
1 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
2 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
3 Includes restricted security totaling $4,174,000, representing 0.0% of net assets.
4 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 97.7% and 3.6%, respectively, of net assets.
5 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
6 Includes $135,803,000 of collateral received for securities on loan.
7 Securities with a value of $7,696,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

Explorer Fund

Statement of Operations

Year Ended
October 31, 2016
($000)
Investment Income
Income
Dividends[1]	91,735
Interest	1,582
Securities Lending—Net	5,818
Total Income	99,135
Expenses
Investment Advisory Fees—Note B
Basic Fee	23,412
Performance Adjustment	(2,133)
The Vanguard Group—Note C
Management and Administrative—Investor Shares	8,150
Management and Administrative—Admiral Shares	8,783
Marketing and Distribution—Investor Shares	655
Marketing and Distribution—Admiral Shares	689
Custodian Fees	168
Auditing Fees	46
Shareholders’ Reports—Investor Shares	62
Shareholders’ Reports—Admiral Shares	85
Trustees’ Fees and Expenses	15
Total Expenses	39,932
Expenses Paid Indirectly	(187)
Net Expenses	39,745
Net Investment Income	59,390
Realized Net Gain (Loss)
Investment Securities Sold	515,703
Futures Contracts	(723)
Foreign Currencies	(37)
Realized Net Gain (Loss)	514,943
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(306,109)
Futures Contracts	(2,728)
Foreign Currencies	(1)
Change in Unrealized Appreciation (Depreciation)	(308,838)
Net Increase (Decrease) in Net Assets Resulting from Operations	265,495
1 Dividends are net of foreign withholding taxes of $922,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Explorer Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	59,390	45,120
Realized Net Gain (Loss)	514,943	1,156,580
Change in Unrealized Appreciation (Depreciation)	(308,838)	(1,234,023)
Net Increase (Decrease) in Net Assets Resulting from Operations	265,495	(32,323)
Distributions
Net Investment Income
Investor Shares	(11,268)	(6,525)
Admiral Shares	(34,000)	(25,239)
Realized Capital Gain[1]
Investor Shares	(348,212)	(599,231)
Admiral Shares	(688,442)	(1,010,709)
Total Distributions	(1,081,922)	(1,641,704)
Capital Share Transactions
Investor Shares	(262,647)	(165,454)
Admiral Shares	458,694	987,026
Net Increase (Decrease) from Capital Share Transactions	196,047	821,572
Total Increase (Decrease)	(620,380)	(852,455)
Net Assets
Beginning of Period	11,440,215	12,292,670
End of Period[2]	10,819,835	11,440,215

1 Includes fiscal 2016 and 2015 short-term gain distributions totaling $74,171,000 and $198,950,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $17,943,000 and $9,215,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Explorer Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended October 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$90.55	$105.28	$107.96	$78.03	$73.02
Investment Operations
Net Investment Income	.393	.281	.120	.219[1]	.108
Net Realized and Unrealized Gain (Loss)
on Investments	1.581	(.900)	8.062	32.286	4.998
Total from Investment Operations	1.974	(.619)	8.182	32.505	5.106
Distributions
Dividends from Net Investment Income	(. 270)	(.152)	(. 040)	(. 272)	(. 096)
Distributions from Realized Capital Gains	(8.344)	(13.959)	(10.822)	(2.303)	—
Total Distributions	(8.614)	(14.111)	(10.862)	(2.575)	(.096)
Net Asset Value, End of Period	$83.91	$90.55	$105.28	$107.96	$78.03

Total Return[2]	2.47%	-0.62%	8.20%	42.89%	7.00%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,324	$3,863	$4,623	$5,573	$5,008
Ratio of Total Expenses to Average Net Assets[3]	0.45%	0.48%	0.51%	0.50%	0.49%
Ratio of Net Investment Income to
Average Net Assets	0.46%	0.27%	0.12%	0.27%[1]	0.16%
Portfolio Turnover Rate	66%	62%	66%	65%	59%

1 Net investment income per share and the ratio of net investment income to average net assets include $.038 and 0.03%, respectively, resulting from a special dividend from HFF Inc. in December 2012.

2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

3 Includes performance-based investment advisory fee increases (decreases) of (0.02%), (0.02%), 0.00%, 0.00%, and (0.03%).

See accompanying Notes, which are an integral part of the Financial Statements.

Explorer Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended October 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$84.28	$98.03	$100.54	$72.68	$68.04
Investment Operations
Net Investment Income	. 473	. 402	. 302	. 375[1]	.236
Net Realized and Unrealized Gain (Loss)
on Investments	1.455	(.853)	7.466	30.019	4.621
Total from Investment Operations	1.928	(.451)	7.768	30.394	4.857
Distributions
Dividends from Net Investment Income	(. 383)	(. 324)	(. 216)	(. 392)	(. 217)
Distributions from Realized Capital Gains	(7.755)	(12.975)	(10.062)	(2.142)	—
Total Distributions	(8.138)	(13.299)	(10.278)	(2.534)	(.217)
Net Asset Value, End of Period	$78.07	$84.28	$98.03	$100.54	$72.68

Total Return[2]	2.60%	-0.48%	8.37%	43.13%	7.16%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,496	$7,577	$7,670	$6,497	$3,757
Ratio of Total Expenses to Average Net Assets[3]	0.33%	0.34%	0.35%	0.34%	0.32%
Ratio of Net Investment Income to
Average Net Assets	0.58%	0.41%	0.28%	0.43%[1]	0.33%
Portfolio Turnover Rate	66%	62%	66%	65%	59%

1 Net investment income per share and the ratio of net investment income to average net assets include $.019 and 0.03%, respectively, resulting from a special dividend from HFF Inc. in December 2012.

2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

3 Includes performance-based investment advisory fee increases (decreases) of (0.02%), (0.02%), 0.00%, 0.00%, and (0.03%).

See accompanying Notes, which are an integral part of the Financial Statements.

Explorer Fund

Notes to Financial Statements

Vanguard Explorer Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Explorer Fund

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended October 31, 2016, the fund’s average investments in long and short futures contracts represented 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

4. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counter-party’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2013–2016), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

Explorer Fund

8. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at October 31, 2016, or at any time during the period then ended.

9. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The investment advisory firms Wellington Management Company LLP, Granahan Investment Management, Inc., Kalmar Investment Advisers, Arrowpoint Asset Management, LLC, Stephens Investment Management Group, LLC, and Chartwell Investment Partners, LLC, each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Wellington Management Company LLP is subject to quarterly adjustments based on performance relative to the Russell 2500 Growth Index for the preceding three years. The basic fee of Granahan Investment Management, Inc., is subject to quarterly adjustments based on performance relative to a 50/50 blend of the Russell 2500 Growth Index and the Russell 2000 Growth Index for the preceding three years. The basic fee of Kalmar Investment Advisers is subject to quarterly adjustments based on performance relative to the Russell 2500 Growth Index for the preceding three years. The basic fee of Arrowpoint Asset Management, LLC, is subject to quarterly adjustments based on performance relative to the Russell 2500 Growth Index since July 31, 2014. The basic fee of Stephens Investment Management Group, LLC, is subject to quarterly adjustments based on performance relative to the Russell 2500 Growth Index since October 31, 2013. The basic fee of Chartwell Investment Partners, LLC, is subject to quarterly adjustments based on performance relative to the Russell 2000 Growth Index for the preceding three years. Until January 2016, a portion of the fund was managed by Century Capital Management, LLC. The basic fee paid to Century Capital Management, LLC, was subject to quarterly adjustments based on performance relative to a 50/50 blend of the Russell 2500 Index and the Russell 2500 Growth Index for the preceding three years.

Explorer Fund

Vanguard provides investment advisory services to a portion of the fund as described below; the fund paid Vanguard advisory fees of $893,000 for the year ended October 31, 2016.

For the year ended October 31, 2016, the aggregate investment advisory fee paid to all advisors represented an effective annual basic rate of 0.22% of the fund’s average net assets, before a net decrease of $2,133,000 (0.02%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Assets and Liabilities.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At October 31, 2016, the fund had contributed to Vanguard capital in the amount of $871,000, representing 0.01% of the fund’s net assets and 0.35% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the year ended October 31, 2016, these arrangements reduced the fund’s expenses by $187,000 (an annual rate of 0.00% of average net assets).

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of October 31, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	10,291,054	105,423	4,323
Temporary Cash Investments	504,433	55,589	—
Futures Contracts—Assets[1]	221	—	—
Futures Contracts—Liabilities[1]	(300)	—	—
Total	10,795,408	161,012	4,323
1 Represents variation margin on the last day of the reporting period.

Explorer Fund

F. At October 31, 2016, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	December 2016	1,119	118,620	(170)
E-mini Russell 2000 Index	December 2016	396	47,096	(838)
				(1,008)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

G. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended October 31, 2016, the fund realized net foreign currency losses of $37,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $5,357,000 from undistributed net investment income, and $47,108,000 from accumulated net realized gains, to paid-in capital.

For tax purposes, at October 31, 2016, the fund had $38,052,000 of ordinary income and $449,880,000 of long-term capital gains available for distribution.

At October 31, 2016, the cost of investment securities for tax purposes was $9,690,583,000. Net unrealized appreciation of investment securities for tax purposes was $1,270,239,000, consisting of unrealized gains of $1,955,601,000 on securities that had risen in value since their purchase and $685,362,000 in unrealized losses on securities that had fallen in value since their purchase.

H. During the year ended October 31, 2016, the fund purchased $7,067,399,000 of investment securities and sold $8,031,189,000 of investment securities, other than temporary cash investments.

Explorer Fund

I. Capital share transactions for each class of shares were:
			Year Ended October 31,
		2016		2015
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	217,700	2,731	337,035	3,515
Issued in Lieu of Cash Distributions	354,130	4,350	596,496	6,570
Redeemed	(834,477)	(10,127)	(1,098,985)	(11,335)
Net Increase (Decrease)—Investor Shares	(262,647)	(3,046)	(165,454)	(1,250)
Admiral Shares
Issued	1,001,585	13,146	1,450,900	16,121
Issued in Lieu of Cash Distributions	683,869	9,039	983,181	11,649
Redeemed	(1,226,760)	(16,073)	(1,447,055)	(16,099)
Net Increase (Decrease)—Admiral Shares	458,694	6,112	987,026	11,671

J. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company or the issuer is another member of The Vanguard Group. Transactions during the period in securities of these companies were as follows:

			Current Period Transactions
	Oct. 31,		Proceeds			Oct. 31,
	2015		from		Capital Gain	2016
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold[1]	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Cardtronics Inc.	NA2	10,760	290	—	—	NA2
Cardtronics plc Class A	—	799	26,753	—	—	NA2
eHealth Inc.	16,496	—	6,069	—	—	7,324
H&E Equipment Services Inc.	35,355	8,202	5,870	2,336	—	27,559
Imprivata Inc.	16,426	9,833	46,180	—	—	—
Information Services Group Inc.	7,315	789	73	—	—	8,649
MarineMax Inc.	21,376	2,518	1,198	—	—	28,588
Vanguard Market Liquidity Fund	413,253	NA3	NA [3]	1,394	—	504,433
Vanguard Small-Cap ETF	—	637,296	542,066	1,497	—	90,564
Vanguard Small-Cap Growth ETF	57,108	—	9,442	528	—	47,964
Total	567,329			5,755	—	715,081

1 Includes net realized gain (loss) on affiliated investment securities sold of $12,022,000.

2 Not applicable—at October 31, 2015, and October 31, 2016, the issuer was not an affiliated company of the fund, but it was affiliated during the year. Additionally, Cardtronics Inc. merged into Cardtronics plc in July 2016.

3 Not applicable—purchases and sales are for temporary cash investment purposes.

K. Management has determined that no material events or transactions occurred subsequent to October 31, 2016, that would require recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Vanguard Explorer Fund:

In our opinion, the accompanying statement of net assets—investments summary, statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Explorer Fund (the “Fund”) at October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2016 by correspondence with the custodians and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 15, 2016

Special 2016 tax information (unaudited) for Vanguard Explorer Fund

This information for the fiscal year ended October 31, 2016, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $1,009,592,000 as capital gain dividends (20% rate gain distributions)
to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

The fund distributed $65,487,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2016. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Explorer Fund Investor Shares

Periods Ended October 31, 2016

	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	2.47%	11.00%	6.53%
Returns After Taxes on Distributions	0.04	9.00	5.19
Returns After Taxes on Distributions and Sale of Fund Shares	3.13	8.56	5.11

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended October 31, 2016
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Explorer Fund	4/30/2016	10/31/2016	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,040.94	$2.21
Admiral Shares	1,000.00	1,041.63	1.59
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,022.97	$2.19
Admiral Shares	1,000.00	1,023.58	1.58

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.43% for Investor Shares and 0.31% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/366).

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 198 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Director of The Vanguard Group since 2008; Chief Executive Officer and President of The Vanguard Group, and of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

IndependentTrustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Lead Director of SPX FLOW, Inc. (multi-industry manufacturing); Director of the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, North Carolina A&T University, and Roberts Wesleyan College.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Tyco International plc (diversified manufacturing and services), HP Inc. (printer and personal computer manufacturing), and Delphi Automotive plc (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center; Chair of the Presidential Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Chief Global Diversity Officer (retired 2008) and Member of the Executive Committee (1997–2008) of Johnson & Johnson (pharmaceuticals/medical devices/consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), and of Oxfam America; Director of SKF AB (industrial machinery), Hyster-Yale Materials Handling, Inc. (forklift trucks), the Lumina Foundation for Education, and the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Director of the Dow Chemical Company; Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee, the Board of Advisors for Spruceview Capital Partners, and the Investment Advisory Committee of Major League Baseball; Board Member of TIFF Advisory Services, Inc., and Catholic Investment Services, Inc. (investment advisors).

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Managing Partner of HighVista Strategies LLC (private investment firm); Director of Rand Merchant Bank; Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Chairman of the Board of Trustees of Colby-Sawyer College; Member of the Advisory Board of the Norris Cotton Cancer Center.

Executive Officers

Glenn Booraem

Born 1967. Treasurer Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Controller of each of the investment companies served by The Vanguard Group (2010–2015); Assistant Controller of each of the investment companies served by The Vanguard Group (2001–2010).

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Head of Global Fund Accounting at The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Anne E. Robinson

Born 1970. Secretary Since September 2016. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation; Managing Director and General Counsel of Global Cards and Consumer Services at Citigroup (2014–2016); Counsel at American Express (2003–2014).

Vanguard Senior ManagementTeam
Mortimer J. Buckley	James M. Norris
Kathleen C. Gubanich	Thomas M. Rampulla
Martha G. King	Glenn W. Reed
John T. Marcante	Karin A. Risi
Chris D. McIsaac	Michael Rollings

Chairman Emeritus and Senior Advisor

John J. Brennan

Chairman, 1996–2009

Chief Executive Officer and President, 1996–2008

Founder John C. Bogle

Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2016 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q240 122016

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. All members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts and to be independent: Rajiv L. Gupta, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, and Peter F. Volanakis.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended October 31, 2016: $46,000
Fiscal Year Ended October 31, 2015: $44,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended October 31, 2016: $9,629,849
Fiscal Year Ended October 31, 2015: $7,000,200

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc. and Vanguard Marketing Corporation.

(b) Audit-Related Fees.

Fiscal Year Ended October 31, 2016: $2,717,627
Fiscal Year Ended October 31, 2015: $2,899,096

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c) Tax Fees.

Fiscal Year Ended October 31, 2016: $254,050
Fiscal Year Ended October 31, 2015: $353,389

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d) All Other Fees.

Fiscal Year Ended October 31, 2016: $214,225
Fiscal Year Ended October 31, 2015: $202,313

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended October 31, 2016: $468,275
Fiscal Year Ended October 31, 2015: $555,702

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Vanguard® Explorer™ Fund
Schedule of Investments
October 31, 2016

			Market
			Value
		Shares	($000)

Common Stocks (96.1%)[1]
Consumer Discretionary (14.4%)
*	IMAX Corp.	1,657,464	50,138
	DSW Inc. Class A	2,292,710	47,620
	Bloomin' Brands Inc.	2,537,561	43,900
	Cheesecake Factory Inc.	796,348	42,358
*	Tenneco Inc.	765,600	42,162
*	Ulta Salon Cosmetics & Fragrance Inc.	169,750	41,307
	Cinemark Holdings Inc.	1,031,600	41,058
	National CineMedia Inc.	2,845,454	39,466
*	Kate Spade & Co.	2,291,815	38,388
	BorgWarner Inc.	1,055,300	37,822
	Chico's FAS Inc.	3,173,400	37,034
*	LKQ Corp.	1,050,540	33,911
*	ServiceMaster Global Holdings Inc.	924,589	33,091
	La-Z-Boy Inc.	1,401,200	32,788
	Papa John's International Inc.	430,608	32,489
	Lennar Corp. Class A	758,685	31,630
*	Sally Beauty Holdings Inc.	1,211,681	31,431
*	Pinnacle Entertainment Inc.	2,566,160	30,409
	Wolverine World Wide Inc.	1,370,764	29,266
	New York Times Co. Class A	2,623,026	28,591
*,2	MarineMax Inc.	1,432,968	28,588
*	Grand Canyon Education Inc.	650,465	28,386
*	Michaels Cos. Inc.	1,170,821	27,222
	Tractor Supply Co.	419,940	26,301
*	Ollie's Bargain Outlet Holdings Inc.	926,940	25,352
*	Acushnet Holdings Corp.	1,419,206	24,708
*,^	Hibbett Sports Inc.	620,151	24,093
	Texas Roadhouse Inc. Class A	565,600	22,918
*	Urban Outfitters Inc.	658,835	22,038
	Brunswick Corp.	494,334	21,504
	Carter's Inc.	246,697	21,300
*	Bright Horizons Family Solutions Inc.	308,335	20,631
	Service Corp. International	782,375	20,029
*	Shutterfly Inc.	373,360	18,295
^	MDC Partners Inc. Class A	2,098,130	17,729
	Dunkin' Brands Group Inc.	358,588	17,341
*	Chuy's Holdings Inc.	592,457	16,826
	Ross Stores Inc.	263,100	16,454
*	Five Below Inc.	427,775	16,076
*	Netflix Inc.	127,500	15,921
*	Live Nation Entertainment Inc.	549,304	15,199
	Oxford Industries Inc.	240,200	15,065
	Expedia Inc.	116,295	15,029
^	Polaris Industries Inc.	190,480	14,593
*	Popeyes Louisiana Kitchen Inc.	266,005	14,199
	Dick's Sporting Goods Inc.	238,577	13,277
*	Buffalo Wild Wings Inc.	88,627	12,908
*	Burlington Stores Inc.	153,323	11,490
*	Boyd Gaming Corp.	636,485	11,368
	Lear Corp.	89,200	10,952
*	CarMax Inc.	210,500	10,512
	Leggett & Platt Inc.	194,500	8,924
*	O'Reilly Automotive Inc.	33,700	8,912
^	Wingstop Inc. Class A	330,696	8,849
	Vail Resorts Inc.	48,500	7,733
	American Eagle Outfitters Inc.	427,900	7,291
	Brinker International Inc.	147,999	7,287
	Monro Muffler Brake Inc.	129,735	7,135
	Lithia Motors Inc. Class A	80,800	6,931
*	Smith & Wesson Holding Corp.	260,761	6,892
	Bob Evans Farms Inc.	166,600	6,867

1

Vanguard® Explorer Fund
Schedule of Investments
October 31, 2016

			Market
			Value
		Shares	($000)
*	MSG Networks Inc.	354,581	6,772
	Big Lots Inc.	155,862	6,764
	Children's Place Inc.	88,658	6,734
	Tupperware Brands Corp.	109,900	6,541
	Harman International Industries Inc.	81,200	6,472
	HSN Inc.	170,621	6,432
	Aaron's Inc.	260,300	6,432
^	Nexstar Broadcasting Group Inc. Class A	127,300	6,212
*	American Axle & Manufacturing Holdings Inc.	339,209	6,079
	Sturm Ruger & Co. Inc.	98,400	6,052
^	Regal Entertainment Group Class A	279,600	6,014
	Ruth's Hospitality Group Inc.	371,400	5,887
	ClubCorp Holdings Inc.	483,000	5,579
*	MGM Resorts International	196,000	5,129
*	Carrols Restaurant Group Inc.	363,508	4,544
*	Strayer Education Inc.	65,026	3,814
*	Francesca's Holdings Corp.	232,935	3,743
	AMC Entertainment Holdings Inc.	118,018	3,712
*	Dave & Buster's Entertainment Inc.	89,400	3,697
	Jack in the Box Inc.	39,400	3,693
	Libbey Inc.	200,300	3,207
*	Cooper-Standard Holding Inc.	32,369	2,954
*	JC Penney Co. Inc.	328,523	2,822
	Sonic Corp.	122,456	2,805
*	Tile Shop Holdings Inc.	161,700	2,741
	DR Horton Inc.	94,538	2,726
*	Tempur Sealy International Inc.	45,512	2,461
*	Potbelly Corp.	182,046	2,376
*,^	JAKKS Pacific Inc.	346,483	2,321
	Callaway Golf Co.	224,356	2,291
*	Etsy Inc.	165,155	2,144
	Interpublic Group of Cos. Inc.	87,047	1,949
*	Genesco Inc.	35,371	1,903
	New Media Investment Group Inc.	128,730	1,854
	MCBC Holdings Inc.	159,526	1,777
*,^	SodaStream International Ltd.	67,969	1,759
	GNC Holdings Inc. Class A	129,600	1,741
*	Denny's Corp.	158,680	1,645
*,^	Wayfair Inc.	42,403	1,413
	Cato Corp. Class A	43,477	1,290
*,^	Hemisphere Media Group Inc. Class A	85,560	1,001
	Finish Line Inc. Class A	49,230	969
	Bassett Furniture Industries Inc.	41,700	957
	Culp Inc.	34,100	955
*,^	Weight Watchers International Inc.	85,929	883
	Tailored Brands Inc.	51,631	816
*	BJ's Restaurants Inc.	21,918	791
	Ethan Allen Interiors Inc.	22,500	691
*	Hyatt Hotels Corp. Class A	13,273	674
*	Scientific Games Corp. Class A	42,689	529
*	Gentherm Inc.	600	17
	Red Rock Resorts Inc. Class A	100	2
			1,560,750
Consumer Staples (2.4%)
*	TreeHouse Foods Inc.	427,810	37,425
*	Post Holdings Inc.	479,429	36,547
^	Sanderson Farms Inc.	356,600	32,087
	Greencore Group plc	7,846,159	31,662
	Nu Skin Enterprises Inc. Class A	445,000	27,434
*	Performance Food Group Co.	902,523	21,661
*	Monster Beverage Corp.	102,500	14,795
	MGP Ingredients Inc.	245,000	8,626
*	Herbalife Ltd.	129,041	7,830
	Calavo Growers Inc.	114,400	6,767

2

Vanguard® Explorer Fund
Schedule of Investments
October 31, 2016

			Market
			Value
		Shares	($000)
	Dean Foods Co.	355,213	6,486
	Ingredion Inc.	41,546	5,450
*	Smart & Final Stores Inc.	441,530	5,298
	Casey's General Stores Inc.	44,504	5,029
	Fresh Del Monte Produce Inc.	74,221	4,479
	Ingles Markets Inc. Class A	67,700	2,674
*	Amplify Snack Brands Inc.	173,500	2,514
	Avon Products Inc.	211,251	1,384
^	Natural Health Trends Corp.	53,900	1,258
*	Omega Protein Corp.	42,914	957
	Lancaster Colony Corp.	7,181	938
*	Sprouts Farmers Market Inc.	26,106	578
*	Darling Ingredients Inc.	37,900	515
			262,394
Energy (3.1%)
	Western Refining Inc.	1,559,280	44,985
	Energen Corp.	565,660	28,357
	Core Laboratories NV	282,735	27,417
	Superior Energy Services Inc.	1,765,948	25,006
^	Veresen Inc.	2,620,095	23,734
*	Diamondback Energy Inc.	228,335	20,845
	Patterson-UTI Energy Inc.	901,150	20,258
*	Matador Resources Co.	801,915	17,490
*	Rice Energy Inc.	651,600	14,394
*	PDC Energy Inc.	214,210	13,137
*	Forum Energy Technologies Inc.	568,800	10,238
*	Parsley Energy Inc. Class A	285,030	9,377
	Cabot Oil & Gas Corp.	442,680	9,243
	Baker Hughes Inc.	157,300	8,714
*	RigNet Inc.	532,916	7,994
*	Carrizo Oil & Gas Inc.	234,229	7,924
*,^	RPC Inc.	447,790	7,733
*	Southwestern Energy Co.	716,475	7,444
*	Gulfport Energy Corp.	299,615	7,224
*	Newfield Exploration Co.	171,300	6,953
	Range Resources Corp.	180,900	6,113
	Oceaneering International Inc.	221,400	5,269
*	Dril-Quip Inc.	101,667	4,829
*	Sanchez Energy Corp.	249,747	1,591
			336,269
Financials (9.0%)
	Assured Guaranty Ltd.	2,208,924	66,025
	Nasdaq Inc.	868,537	55,560
*	MGIC Investment Corp.	5,253,883	42,872
	Assurant Inc.	517,436	41,664
*	Western Alliance Bancorp	1,061,920	39,673
	Zions Bancorporation	1,210,900	39,003
	Hannon Armstrong Sustainable Infrastructure Capital Inc.	1,621,500	37,067
	Redwood Trust Inc.	2,594,020	36,472
	MFA Financial Inc.	4,857,005	35,505
*	Affiliated Managers Group Inc.	258,278	34,263
*	First BanCorp	6,661,777	34,175
	Legg Mason Inc.	1,083,800	31,127
*,^	LendingTree Inc.	366,820	29,291
	LPL Financial Holdings Inc.	945,428	29,270
	MarketAxess Holdings Inc.	193,200	29,127
	Financial Engines Inc.	1,044,849	28,890
	Solar Capital Ltd.	1,397,895	28,126
*	Signature Bank	223,382	26,931
	Investment Technology Group Inc.	1,500,000	22,965
^	WisdomTree Investments Inc.	2,504,487	21,488
	First American Financial Corp.	462,514	18,066
*	Texas Capital Bancshares Inc.	296,225	17,566
	Evercore Partners Inc. Class A	318,447	17,117

3

Vanguard® Explorer Fund
Schedule of Investments
October 31, 2016

			Market
			Value
		Shares	($000)
*	SVB Financial Group	138,200	16,898
*	Hilltop Holdings Inc.	601,600	14,859
	Bank of the Ozarks Inc.	380,214	14,053
	Bats Global Markets Inc.	413,742	12,168
	Radian Group Inc.	878,490	11,939
*	Customers Bancorp Inc.	395,035	10,694
	MSCI Inc. Class A	128,100	10,272
*	Cowen Group Inc. Class A	3,035,109	9,864
*,^	Encore Capital Group Inc.	486,240	9,652
	James River Group Holdings Ltd.	210,160	7,910
	Wintrust Financial Corp.	136,540	7,366
*,2	eHealth Inc.	935,401	7,324
*	PRA Group Inc.	220,695	7,040
*	Essent Group Ltd.	244,086	6,454
*	Pacific Premier Bancorp Inc.	239,901	6,201
*	INTL. FCStone Inc.	167,200	6,002
*	Walker & Dunlop Inc.	239,000	5,753
^	Primerica Inc.	98,886	5,409
	BGC Partners Inc. Class A	623,800	5,358
	Opus Bank	265,685	5,327
	Universal Insurance Holdings Inc.	240,920	5,132
	OM Asset Management plc	315,200	4,435
*	KCG Holdings Inc. Class A	342,300	4,368
*	FCB Financial Holdings Inc. Class A	96,000	3,581
*	World Acceptance Corp.	60,076	2,855
*	Regional Management Corp.	124,392	2,770
*,^	Credit Acceptance Corp.	14,617	2,691
	Banc of California Inc.	192,995	2,567
	Capital Bank Financial Corp.	40,580	1,329
*	Donnelley Financial Solutions Inc.	46,712	1,002
*,^	BofI Holding Inc.	51,200	954
	FactSet Research Systems Inc.	4,789	741
	NorthStar Asset Management Group Inc.	48,400	663
	National Bank Holdings Corp. Class A	13,200	321
	PrivateBancorp Inc.	1,300	59
			976,254
Health Care (18.3%)
*	ABIOMED Inc.	679,018	71,290
*	ICON plc	871,258	69,945
	West Pharmaceutical Services Inc.	751,760	57,156
*	Globus Medical Inc.	2,498,393	55,289
*	Ligand Pharmaceuticals Inc.	568,305	54,404
*	Insulet Corp.	1,444,323	53,613
*	Alkermes plc	1,038,942	52,373
*	Cepheid	962,833	50,934
*	LifePoint Health Inc.	783,721	46,906
*	WellCare Health Plans Inc.	407,940	46,305
*	athenahealth Inc.	432,936	44,731
*	Allscripts Healthcare Solutions Inc.	3,424,420	41,127
	Cooper Cos. Inc.	227,297	40,013
*	INC Research Holdings Inc. Class A	849,236	38,810
	Kindred Healthcare Inc.	3,541,659	34,885
*	DexCom Inc.	432,456	33,835
*	IDEXX Laboratories Inc.	289,343	31,000
*	Align Technology Inc.	356,776	30,654
*	Surgical Care Affiliates Inc.	705,300	30,180
*,^	Exact Sciences Corp.	1,911,864	29,787
	ResMed Inc.	487,119	29,115
*	Acadia Healthcare Co. Inc.	751,400	27,020
*	Spectranetics Corp.	1,202,463	26,093
*	Akorn Inc.	1,042,570	24,970
	Teleflex Inc.	169,304	24,232
	Bruker Corp.	1,171,398	24,002
*,^	Zeltiq Aesthetics Inc.	721,290	23,875

4

Vanguard® Explorer Fund
Schedule of Investments
October 31, 2016

			Market
			Value
		Shares	($000)
*	Inogen Inc.	436,984	23,453
*	Hologic Inc.	649,500	23,389
*	Bio-Rad Laboratories Inc. Class A	142,140	22,469
*	HMS Holdings Corp.	1,012,027	21,323
*	Medidata Solutions Inc.	442,464	21,234
*,^	Pacira Pharmaceuticals Inc.	660,714	21,011
*	Evolent Health Inc. Class A	988,998	20,818
*,^	TESARO Inc.	160,602	19,414
*	Masimo Corp.	350,757	19,292
	Dentsply Sirona Inc.	329,983	18,997
*	NuVasive Inc.	302,905	18,093
*	Bluebird Bio Inc.	377,687	18,035
*	Haemonetics Corp.	525,800	17,567
*	Jazz Pharmaceuticals plc	156,135	17,092
*	HealthEquity Inc.	481,325	15,994
*	Ultragenyx Pharmaceutical Inc.	270,000	15,927
*	Cerner Corp.	269,600	15,793
*	Nektar Therapeutics Class A	1,242,100	15,402
*	Acceleron Pharma Inc.	533,600	14,957
	Patterson Cos. Inc.	330,774	14,127
*	Repligen Corp.	489,132	13,975
	Bio-Techne Corp.	134,281	13,964
*	Neogen Corp.	263,150	13,865
*	Cardiovascular Systems Inc.	566,000	13,261
*	Endologix Inc.	1,255,770	13,135
*	QIAGEN NV	535,700	13,060
*	Cynosure Inc. Class A	303,555	12,947
*,^	Aduro Biotech Inc.	1,201,900	12,920
*	AMN Healthcare Services Inc.	390,120	12,796
	STERIS plc	189,159	12,640
*	Illumina Inc.	92,200	12,552
*,^	Cempra Inc.	688,955	12,487
*	MEDNAX Inc.	190,900	11,693
*	Amedisys Inc.	269,735	11,669
*	Ironwood Pharmaceuticals Inc. Class A	863,100	11,022
*	Quintiles IMS Holdings Inc.	147,196	10,560
*	Neurocrine Biosciences Inc.	238,967	10,460
*	Luminex Corp.	495,260	10,316
*	Charles River Laboratories International Inc.	127,801	9,698
	Cantel Medical Corp.	133,930	9,540
*	Intuitive Surgical Inc.	14,000	9,409
	CONMED Corp.	234,590	9,384
*	Novadaq Technologies Inc.	801,628	8,906
*	Catalent Inc.	386,323	8,812
*	Molina Healthcare Inc.	157,061	8,546
*	Sage Therapeutics Inc.	192,961	8,402
*	Diplomat Pharmacy Inc.	331,118	7,672
*	Supernus Pharmaceuticals Inc.	373,279	7,391
*	Centene Corp.	117,210	7,323
	Chemed Corp.	50,819	7,187
*	Ionis Pharmaceuticals Inc.	273,900	7,116
*	Prestige Brands Holdings Inc.	155,600	7,046
*	PRA Health Sciences Inc.	130,600	6,951
*	DBV Technologies SA ADR	199,410	6,846
*	Revance Therapeutics Inc.	486,493	6,495
*	United Therapeutics Corp.	53,575	6,433
*	Alnylam Pharmaceuticals Inc.	176,542	6,285
*	Mettler-Toledo International Inc.	15,409	6,226
*	Five Prime Therapeutics Inc.	125,712	6,101
*,^	AAC Holdings Inc.	370,300	6,069
*	Nevro Corp.	64,465	5,926
*	NxStage Medical Inc.	253,140	5,756
*	Juno Therapeutics Inc.	227,563	5,528
*	Quidel Corp.	278,908	5,383

5

Vanguard® Explorer Fund
Schedule of Investments
October 31, 2016

			Market
			Value
		Shares	($000)
*	Emergent BioSolutions Inc.	193,104	5,160
*	PAREXEL International Corp.	86,670	5,049
*	Enanta Pharmaceuticals Inc.	202,100	4,753
*	Array BioPharma Inc.	829,100	4,726
*	Atara Biotherapeutics Inc.	347,138	4,443
*	OraSure Technologies Inc.	578,873	4,347
*,^	CoLucid Pharmaceuticals Inc.	141,505	4,302
*	Anika Therapeutics Inc.	92,400	4,099
*	Veeva Systems Inc. Class A	101,116	3,928
*	PTC Therapeutics Inc.	613,800	3,812
*	FibroGen Inc.	217,500	3,600
*	ICU Medical Inc.	25,808	3,595
*	Cross Country Healthcare Inc.	312,425	3,490
*	Patheon NV	134,310	3,410
*	Adeptus Health Inc. Class A	105,680	3,183
*	Wright Medical Group NV	131,835	2,889
*	OvaScience Inc.	570,152	2,874
*	Amphastar Pharmaceuticals Inc.	149,200	2,706
*	Tenet Healthcare Corp.	133,596	2,633
*	Rigel Pharmaceuticals Inc.	943,158	2,452
*	Almost Family Inc.	57,475	2,256
*	Aerie Pharmaceuticals Inc.	66,515	2,212
*	SciClone Pharmaceuticals Inc.	228,200	2,042
*,^	Esperion Therapeutics Inc.	174,800	1,800
*	Spectrum Pharmaceuticals Inc.	476,200	1,686
*	Exelixis Inc.	149,700	1,585
	LeMaitre Vascular Inc.	71,200	1,491
*	Horizon Pharma plc	87,760	1,467
*	BioCryst Pharmaceuticals Inc.	268,553	1,088
*	Cytokinetics Inc.	106,957	1,037
*	Aratana Therapeutics Inc.	122,546	993
	Utah Medical Products Inc.	15,470	961
	Universal Health Services Inc. Class B	6,200	748
*	VCA Inc.	11,319	696
*	Infinity Pharmaceuticals Inc.	547,400	662
*	Vanda Pharmaceuticals Inc.	41,700	619
*	Civitas Solutions Inc.	33,800	578
*	Orthofix International NV	15,700	575
*,^	Insys Therapeutics Inc.	53,000	573
*	Medpace Holdings Inc.	19,610	569
*	LHC Group Inc.	15,765	540
*,^	iRadimed Corp.	52,233	494
*	Peregrine Pharmaceuticals Inc.	1,396,779	471
*,^	ImmunoGen Inc.	246,500	449
*	Intersect ENT Inc.	30,327	443
*	Brookdale Senior Living Inc.	30,300	437
*	Applied Genetic Technologies Corp.	54,848	392
*	American Renal Associates Holdings Inc.	19,461	344
	Landauer Inc.	7,824	340
*,^	Reata Pharmaceuticals Inc. Class A	13,392	303
*	Aptevo Therapeutics Inc.	104,300	231
*	BioTelemetry Inc.	12,600	223
*	Depomed Inc.	9,500	212
*	Lexicon Pharmaceuticals Inc.	12,000	178
*	Tetraphase Pharmaceuticals Inc.	5,200	18
*	Zafgen Inc.	3,500	11
			1,984,859
Industrials (16.3%)
*	Genesee & Wyoming Inc. Class A	976,899	66,371
*	Clean Harbors Inc.	1,347,502	63,764
	John Bean Technologies Corp.	747,153	59,660
*	WageWorks Inc.	931,571	54,916
*	Kirby Corp.	930,778	54,869
*	Swift Transportation Co.	2,285,651	51,153

6

Vanguard® Explorer Fund
Schedule of Investments
October 31, 2016

		Market
		Value
	Shares	($000)
* AerCap Holdings NV	1,190,700	48,950
* Middleby Corp.	427,540	47,932
* Teledyne Technologies Inc.	440,143	47,395
Owens Corning	886,000	43,219
^ GATX Corp.	957,100	41,892
MSC Industrial Direct Co. Inc. Class A	521,486	37,964
Watts Water Technologies Inc. Class A	614,069	36,844
Landstar System Inc.	501,680	35,695
* TransUnion	1,118,793	34,951
Advanced Drainage Systems Inc.	1,769,574	33,799
* Spirit Airlines Inc.	698,759	33,492
HEICO Corp. Class A	549,672	32,980
Curtiss-Wright Corp.	352,000	31,546
* Armstrong World Industries Inc.	829,805	31,118
Tennant Co.	488,399	30,745
2 H&E Equipment Services Inc.	1,975,569	27,559
* Advisory Board Co.	650,521	25,891
AGCO Corp.	500,000	25,540
Equifax Inc.	203,755	25,260
* Sensata Technologies Holding NV	705,757	25,217
* Trex Co. Inc.	451,768	24,310
AO Smith Corp.	537,220	24,266
CEB Inc.	483,213	23,508
* TriNet Group Inc.	1,244,709	23,363
Heartland Express Inc.	1,266,354	23,301
Carlisle Cos. Inc.	220,035	23,071
* IHS Markit Ltd.	608,365	22,382
Acuity Brands Inc.	97,920	21,892
* Proto Labs Inc.	447,223	19,991
* Hawaiian Holdings Inc.	440,810	19,847
Wabtec Corp.	231,459	17,894
Forward Air Corp.	420,862	17,390
* RBC Bearings Inc.	233,494	16,660
JB Hunt Transport Services Inc.	200,770	16,385
* TASER International Inc.	712,723	15,951
Kaman Corp.	354,527	15,479
* Verisk Analytics Inc. Class A	184,200	15,022
KAR Auction Services Inc.	350,565	14,927
* On Assignment Inc.	425,911	14,656
Albany International Corp.	335,100	13,655
Kennametal Inc.	473,999	13,419
* Rush Enterprises Inc. Class A	489,633	12,853
Ryder System Inc.	174,985	12,142
Orbital ATK Inc.	161,300	11,994
Huntington Ingalls Industries Inc.	62,900	10,150
Mobile Mini Inc.	389,400	9,871
* United Rentals Inc.	127,300	9,632
Woodward Inc.	159,545	9,410
* SiteOne Landscape Supply Inc.	300,295	9,363
* Spirit AeroSystems Holdings Inc. Class A	170,800	8,601
BWX Technologies Inc.	217,600	8,534
* Saia Inc.	237,849	8,479
Apogee Enterprises Inc.	192,261	7,835
* HD Supply Holdings Inc.	236,196	7,794
* Astronics Corp.	205,811	7,619
Alaska Air Group Inc.	102,964	7,436
Watsco Inc.	53,755	7,380
* Quanta Services Inc.	245,112	7,047
* JetBlue Airways Corp.	380,881	6,658
Insperity Inc.	87,300	6,565
Global Brass & Copper Holdings Inc.	219,315	6,294
General Cable Corp.	445,200	6,233
Allegion plc	93,669	5,980
Ritchie Bros Auctioneers Inc.	166,347	5,754

7

Vanguard® Explorer Fund
Schedule of Investments
October 31, 2016

			Market
			Value
		Shares	($000)
*	Meritor Inc.	547,800	5,631
^	Greenbrier Cos. Inc.	174,477	5,496
*	Lydall Inc.	115,822	5,415
*	Continental Building Products Inc.	253,259	5,179
*	Wabash National Corp.	458,300	5,156
*	Mercury Systems Inc.	185,232	5,146
	Herman Miller Inc.	178,501	4,962
	Insteel Industries Inc.	183,822	4,945
	West Corp.	248,800	4,906
*	MasTec Inc.	170,313	4,862
	Knight Transportation Inc.	161,780	4,732
	Brink's Co.	116,900	4,623
	Quanex Building Products Corp.	277,360	4,521
*	Gibraltar Industries Inc.	115,465	4,492
	Quad/Graphics Inc.	180,292	4,284
*	NCI Building Systems Inc.	288,927	4,161
*	American Woodmark Corp.	55,628	4,155
*	Echo Global Logistics Inc.	175,600	3,723
*	Ply Gem Holdings Inc.	227,015	3,110
*	Roadrunner Transportation Systems Inc.	402,105	3,056
	Universal Forest Products Inc.	34,600	2,975
	Comfort Systems USA Inc.	100,694	2,905
	Kimball International Inc. Class B	201,157	2,514
*	YRC Worldwide Inc.	267,305	2,374
*	RR Donnelley & Sons Co.	118,785	2,108
*	Astronics Corp. Class B	55,349	2,048
*	Energy Recovery Inc.	162,515	1,984
	Brady Corp. Class A	54,715	1,811
	Knoll Inc.	83,100	1,798
	Barrett Business Services Inc.	38,060	1,706
	Dun & Bradstreet Corp.	11,944	1,491
*	Huron Consulting Group Inc.	23,504	1,317
	American Railcar Industries Inc.	32,000	1,177
*	LSC Communications Inc.	46,712	1,132
*	Vectrus Inc.	62,300	1,045
*	AECOM	33,172	924
*	Hudson Technologies Inc.	143,507	875
*	Power Solutions International Inc.	14,931	143
	Exponent Inc.	600	34
*	Caesarstone Ltd.	200	7
			1,762,638
Information Technology (24.5%)
*	Cadence Design Systems Inc.	4,601,217	117,699
*	Cardtronics plc Class A	1,859,403	92,970
*	Cavium Inc.	1,311,937	74,059
*	Ultimate Software Group Inc.	332,699	70,196
*	Aspen Technology Inc.	1,386,820	68,287
*	Euronet Worldwide Inc.	832,410	66,218
*	Tyler Technologies Inc.	358,517	57,506
*	Callidus Software Inc.	2,974,244	54,280
*,^	First Solar Inc.	1,174,568	47,558
	Power Integrations Inc.	731,155	47,123
*	MACOM Technology Solutions Holdings Inc.	1,253,308	46,072
*	CoStar Group Inc.	238,743	44,674
*	WNS Holdings Ltd. ADR	1,609,518	44,262
*	Proofpoint Inc.	538,697	42,223
*	Electronics For Imaging Inc.	980,597	41,705
*	Entegris Inc.	2,573,016	40,911
*	WEX Inc.	370,570	40,429
*,^	2U Inc.	1,159,038	40,404
*	HubSpot Inc.	751,100	39,395
*	Integrated Device Technology Inc.	1,802,810	37,336
*	Ciena Corp.	1,892,336	36,673
*	GoDaddy Inc. Class A	1,010,879	36,179

8

Vanguard® Explorer Fund
Schedule of Investments
October 31, 2016

			Market
			Value
		Shares	($000)
	Teradyne Inc.	1,523,875	35,491
*	BroadSoft Inc.	833,755	34,643
*	Gigamon Inc.	620,686	34,324
	MKS Instruments Inc.	662,191	33,408
*	Acxiom Corp.	1,387,450	32,688
	SS&C Technologies Holdings Inc.	1,007,060	32,155
*	Red Hat Inc.	400,200	30,996
	Belden Inc.	453,436	29,387
*	Trimble Inc.	1,010,035	27,917
*	Manhattan Associates Inc.	528,988	26,788
*,^	Mobileye NV	704,167	26,181
*	SPS Commerce Inc.	407,374	25,412
	FLIR Systems Inc.	763,630	25,139
*	Guidewire Software Inc.	436,827	25,096
*	Fleetmatics Group plc	409,793	24,547
*	PTC Inc.	494,601	23,464
	CDW Corp.	519,827	23,345
*	Microsemi Corp.	523,100	22,038
	MAXIMUS Inc.	418,510	21,788
	Brooks Automation Inc.	1,641,226	21,385
*	8x8 Inc.	1,370,400	19,528
	Convergys Corp.	649,148	18,955
	Monolithic Power Systems Inc.	235,101	18,528
	Alliance Data Systems Corp.	88,618	18,120
	MercadoLibre Inc.	107,500	18,061
	National Instruments Corp.	622,860	17,496
	Intersil Corp. Class A	763,561	16,859
	Microchip Technology Inc.	268,800	16,276
*	Mellanox Technologies Ltd.	372,200	16,154
	Methode Electronics Inc.	503,090	15,696
*	Silicon Laboratories Inc.	261,266	15,663
*	CyberArk Software Ltd.	332,900	15,563
*	Envestnet Inc.	436,880	15,444
*,^	Stamps.com Inc.	158,300	15,442
*	Finisar Corp.	559,100	15,308
	Cognex Corp.	291,100	15,021
*	F5 Networks Inc.	105,950	14,643
*	RealPage Inc.	534,909	14,550
*	Gartner Inc.	167,769	14,435
*	Genpact Ltd.	598,450	13,758
*	Wix.com Ltd.	343,862	13,755
	Littelfuse Inc.	94,200	13,141
*	Super Micro Computer Inc.	550,970	13,058
*	Synchronoss Technologies Inc.	337,000	12,371
	LogMeIn Inc.	118,175	11,227
*	MaxLinear Inc.	590,614	11,050
*	Descartes Systems Group Inc.	515,129	10,715
*,^	SunPower Corp. Class A	1,460,310	10,573
*	OSI Systems Inc.	148,898	10,442
*	PROS Holdings Inc.	475,100	10,414
*	ChannelAdvisor Corp.	927,292	10,200
*	Palo Alto Networks Inc.	65,200	10,030
*	Radware Ltd.	725,800	9,806
*	VeriFone Systems Inc.	632,965	9,798
*	InvenSense Inc.	1,280,000	9,792
*	Imperva Inc.	258,900	9,553
*	Shopify Inc. Class A	224,050	9,287
*	New Relic Inc.	254,264	9,268
*	NCR Corp.	260,709	9,138
*,^	Arista Networks Inc.	107,530	9,113
*	Shutterstock Inc.	150,074	8,853
*	Progress Software Corp.	328,900	8,851
*	Cimpress NV	105,447	8,778
*	Bottomline Technologies de Inc.	385,060	8,737

9

Vanguard® Explorer Fund
Schedule of Investments
October 31, 2016

			Market
			Value
		Shares	($000)
*	Semtech Corp.	358,177	8,668
*,2	Information Services Group Inc.	2,189,664	8,649
*	Akamai Technologies Inc.	119,900	8,329
*	Paycom Software Inc.	158,945	8,222
*	Perficient Inc.	439,600	8,181
*	Fortinet Inc.	253,100	8,114
*	Advanced Micro Devices Inc.	1,111,800	8,038
	Booz Allen Hamilton Holding Corp. Class A	260,541	7,939
*,^	Rapid7 Inc.	549,200	7,870
*	LivePerson Inc.	915,045	7,778
	Science Applications International Corp.	110,000	7,580
*	Teradata Corp.	280,900	7,573
*	Qualys Inc.	199,500	7,431
*	Stratasys Ltd.	386,489	7,390
*	IPG Photonics Corp.	74,529	7,230
*	Ellie Mae Inc.	67,215	7,117
*	Barracuda Networks Inc.	298,975	6,972
	Travelport Worldwide Ltd.	491,992	6,947
*	Tableau Software Inc. Class A	138,563	6,658
*	Cornerstone OnDemand Inc.	160,640	6,634
*	Unisys Corp.	628,762	6,571
	CSG Systems International Inc.	162,200	6,168
	Leidos Holdings Inc.	148,383	6,168
*,^	Square Inc.	547,738	6,135
*	ANSYS Inc.	66,500	6,075
*	EPAM Systems Inc.	91,900	5,916
	EarthLink Holdings Corp.	1,023,729	5,856
	CSRA Inc.	228,381	5,730
*	Pandora Media Inc.	498,900	5,653
	Hackett Group Inc.	341,900	5,511
*	Extreme Networks Inc.	1,305,557	5,496
*	Virtusa Corp.	278,000	5,265
*	A10 Networks Inc.	634,952	4,864
*	Applied Micro Circuits Corp.	655,543	4,851
*	Five9 Inc.	322,186	4,614
*	Brightcove Inc.	412,565	4,600
*	Plexus Corp.	97,800	4,480
*	Itron Inc.	77,931	4,201
	TeleTech Holdings Inc.	147,005	4,131
*	Synaptics Inc.	70,404	3,669
	Broadridge Financial Solutions Inc.	56,155	3,631
*	Sykes Enterprises Inc.	133,300	3,564
*	FormFactor Inc.	385,394	3,459
	NIC Inc.	145,711	3,344
*	Cirrus Logic Inc.	60,728	3,278
*	Zendesk Inc.	124,579	3,275
*	WebMD Health Corp.	64,606	3,174
*	Nimble Storage Inc.	411,200	3,137
*	Care.com Inc.	344,986	3,132
*	FireEye Inc.	235,700	2,739
*	RingCentral Inc. Class A	131,000	2,712
	Avnet Inc.	64,200	2,693
*	Everi Holdings Inc.	1,305,105	2,623
*	Apptio Inc. Class A	129,140	2,548
*	Cray Inc.	121,447	2,526
*	Lumentum Holdings Inc.	72,307	2,430
*	Inphi Corp.	52,610	1,952
	Monotype Imaging Holdings Inc.	102,113	1,950
*	NETGEAR Inc.	36,400	1,838
*	Oclaro Inc.	207,029	1,513
*	Jive Software Inc.	348,282	1,376
*	Amkor Technology Inc.	145,313	1,347
*	NeoPhotonics Corp.	95,256	1,334
*	ShoreTel Inc.	185,176	1,231

10

Vanguard® Explorer Fund
Schedule of Investments
October 31, 2016

			Market
			Value
		Shares	($000)
*	Zebra Technologies Corp.	18,500	1,218
*	Travelzoo Inc.	116,721	1,191
*	Angie's List Inc.	142,400	1,097
*	Carbonite Inc.	60,736	1,036
*	Workiva Inc.	61,666	1,021
	ADTRAN Inc.	47,600	864
*,^	Ubiquiti Networks Inc.	14,200	745
*	ePlus Inc.	7,800	714
*	Avid Technology Inc.	89,898	591
*,^	Acacia Communications Inc.	7,680	535
*	Guidance Software Inc.	90,300	466
*	Interactive Intelligence Group Inc.	7,474	452
*	Lattice Semiconductor Corp.	59,607	362
*	Blackline Inc.	14,200	323
*,^	Nutanix Inc.	13,000	319
*	Infoblox Inc.	9,300	246
*	Eastman Kodak Co.	16,100	240
*	Paylocity Holding Corp.	1,400	61
*	Allot Communications Ltd.	7,300	38
*	Digimarc Corp.	400	13
*	SecureWorks Corp. Class A	800	9
*	Infinera Corp.	1,200	9
			2,647,431
Materials (3.6%)
	Minerals Technologies Inc.	776,444	52,177
	RPC Group plc	3,851,370	44,663
	PolyOne Corp.	1,421,265	41,544
	Graphic Packaging Holding Co.	2,495,314	31,191
^	Methanex Corp.	855,820	31,109
	Smurfit Kappa Group plc (London Shares)	1,325,320	29,098
*	Ashland Global Holdings Inc.	189,230	21,143
*	Axalta Coating Systems Ltd.	524,225	13,169
	WR Grace & Co.	195,335	13,080
	Quaker Chemical Corp.	112,715	12,117
	Balchem Corp.	132,221	10,036
	Avery Dennison Corp.	126,569	8,833
	Worthington Industries Inc.	160,844	7,560
	Steel Dynamics Inc.	259,500	7,126
	Trinseo SA	131,600	6,902
*	Coeur Mining Inc.	615,926	6,886
*	Koppers Holdings Inc.	206,324	6,757
	Martin Marietta Materials Inc.	34,900	6,470
*	Forterra Inc.	350,900	6,035
	Rayonier Advanced Materials Inc.	461,629	5,969
	Stepan Co.	81,491	5,788
	Huntsman Corp.	275,600	4,671
*	Crown Holdings Inc.	72,626	3,940
	Chemours Co.	213,342	3,505
*	Ryerson Holding Corp.	337,169	3,456
*	GCP Applied Technologies Inc.	89,603	2,316
	Packaging Corp. of America	6,932	572
*	OMNOVA Solutions Inc.	23,600	179
			386,292
Other (1.3%)
^,3	Vanguard Small-Cap ETF	772,596	90,564
3	Vanguard Small-Cap Growth ETF	384,700	47,964
*,4	Dropbox Private Placement	378,066	4,174
*	Dyax Corp CVR Exp. 12/31/2019	134,316	149
			142,851
Real Estate (2.0%)
	Douglas Emmett Inc.	894,500	32,649
	LaSalle Hotel Properties	1,061,700	25,215
	Outfront Media Inc.	1,171,300	25,195

11

Vanguard® Explorer Fund
Schedule of Investments
October 31, 2016

					Market
					Value
				Shares	($000)
	PS Business Parks Inc.			197,644	21,699
	MGM Growth Properties LLC Class A			728,030	19,162
	QTS Realty Trust Inc. Class A			288,246	13,248
	National Storage Affiliates Trust			547,129	10,713
	STAG Industrial Inc.			440,600	10,165
	DuPont Fabros Technology Inc.			186,194	7,599
	Ryman Hospitality Properties Inc.			147,500	7,437
	Gaming and Leisure Properties Inc.			219,020	7,191
	Omega Healthcare Investors Inc.			215,711	6,866
	Senior Housing Properties Trust			275,900	5,868
	Sabra Health Care REIT Inc.			240,772	5,610
	Washington Prime Group Inc.			519,646	5,451
	Care Capital Properties Inc.			189,326	5,030
	CyrusOne Inc.			46,740	2,085
	Chesapeake Lodging Trust			79,700	1,730
	Hersha Hospitality Trust Class A			53,952	961
	Potlatch Corp.			20,300	780
	GEO Group Inc.			28,300	678
	Medical Properties Trust Inc.			42,300	590
	Universal Health Realty Income Trust			9,600	564
	Pennsylvania REIT			27,900	544
*	Forestar Group Inc.			41,126	452
					217,482
Telecommunication Services (0.9%)
*	Vonage Holdings Corp.			8,113,371	55,658
*	SBA Communications Corp. Class A			155,100	17,570
	Cogent Communications Holdings Inc.			317,007	11,697
^	Windstream Holdings Inc.			311,107	2,442
*	FairPoint Communications Inc.			126,300	1,970
*	General Communication Inc. Class A			112,189	1,777
	Cincinnati Bell Inc.			57,800	1,136
	Inteliquent Inc.			1,000	17
					92,267
Utilities (0.3%)
^	8Point3 Energy Partners LP Class A			1,728,749	26,450
	Southwest Gas Corp.			37,605	2,725
^	Spark Energy Inc. Class A			88,361	2,138

					31,313

Total Common Stocks (Cost $9,122,245)					10,400,800

		Coupon

Temporary Cash Investments (5.2%)[1]
Money Market Fund (4.7%)
5,6	Vanguard Market Liquidity Fund	0.718%		5,043,823	504,433

				Face
			Maturity	Amount
			Date	($000)
Repurchase Agreement (0.4%)
	Deutsche Bank Securities, Inc. (Dated 10/31/16,
	Repurchase Value $40,200,000, collateralized by
	Federal National Mortgage Assn. 2.000%-6.500%,
	11/25/16-10/1/46, with a value of $41,004,000)	0.370%	11/1/16	40,200	40,200

U.S. Government and Agency Obligations (0.1%)
7	United States Treasury Bill	0.255%	12/29/16	5,400	5,398
7	United States Treasury Bill	0.287%	1/5/17	5,000	4,997

12

Vanguard® Explorer Fund
Schedule of Investments
October 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
7 United States Treasury Bill	0.381%	3/9/17	5,000	4,994
				15,389
Total Temporary Cash Investments (Cost $559,999)				560,022
Total Investments (101.3%) (Cost $9,682,244)				10,960,822
Other Assets and Liabilities—Net (-1.3%)[6]				(140,987)
Net Assets (100%)				10,819,835

* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $128,594,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 97.7% and 3.6%, respectively, of net assets.
2 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
3 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
4 Restricted security represents 0.0% of net assets.
5 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
6 Includes $135,803,000 of collateral received for securities on loan.
7 Securities with a value of $7,696,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
CVR—Contingent Value Rights.
REIT—Real Estate Investment Trust.

13

© 2016 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

SNA240 122016

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Vanguard Explorer Fund:

In our opinion, the accompanying statement of net assets investments summary and the related statements of operations and of changes in net assets and the financial highlights (included in Item 1 of this Form N-CSR) and the schedule of investments (included in Item 6 of this Form N-CSR) present fairly, in all material respects, the financial position of Vanguard Explorer Fund (the "Fund") at October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements, financial highlights, and schedule of investments (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2016 by correspondence with the custodians and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

December 15, 2016

PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103-7042
T: (267) 330 3000, F: (267) 330 3300, www.pwc.com/us

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD EXPLORER FUND

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: December 19, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD EXPLORER FUND

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER
Date: December 19, 2016
VANGUARD EXPLORER FUND

BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER
Date: December 19, 2016

* By: /s/ Anne E. Robinson

Anne E. Robinson, pursuant to a Power of Attorney filed on October 4, 2016 see file Number
33-32548, Incorporated by Reference.